Exhibit 10.1
Execution Version
FIRST AMENDMENT TO TERM LOAN CREDIT AND GUARANTY AGREEMENT
FIRST AMENDMENT TO TERM LOAN CREDIT AND GUARANTY
AGREEMENT, dated as of February 28, 2025, among JETBLUE AIRWAYS CORPORATION, a
Delaware corporation (“JetBlue”), JETBLUE LOYALTY, LP, an exempted limited partnership registered under the laws of the Cayman Islands (acting at all times through its general partner, JETBLUE
LOYALTY, LTD., an exempted company incorporated with limited liability under the laws of the Cayman
Islands (“Loyalty GP Co”)) (“Loyalty LP”, and together with JetBlue, the “Borrowers”), the Consenting
Lenders (as defined below) party hereto, CITIBANK, N.A. as the Replacement Lender (as defined below)
and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the
“Administrative Agent”), which shall constitute the First Amendment (this “First Amendment”) to the
Term Loan Credit and Guaranty Agreement, dated as of August 27, 2024 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Amendment Effective
Date (as defined below), the “Credit Agreement”, and the Credit Agreement, as amended by this First
Amendment, the “Amended Credit Agreement”), among, inter alios, the Borrowers, each Guarantor from time to time party thereto, each of the several banks and other financial institutions or entities from time to time party thereto as Lenders and the Administrative Agent.
RECITALS
A.Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement or Amended Credit Agreement, as applicable.
B.The Borrower, the Administrative Agent and the Consenting Lenders, among others, are party to the Credit Agreement.
C.The Borrowers have requested that the Credit Agreement be amended to (i) reduce the
Applicable Margin applicable to the Term Loans and (ii) make certain other modifications to the Credit
Agreement, in each case, as more fully set forth herein and on the terms, and subject to the conditions, set forth herein.
D.The Replacement Lender and each Lender holding Term Loans outstanding under the
Credit Agreement immediately prior to the Amendment Effective Date (as defined below) that executes and delivers a consent to this Amendment (each, a “Consenting Lender”) substantially in the form of
Schedule I hereto (a “Lender Consent”) shall, in each case, be deemed, upon effectiveness of this First
Amendment, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Margin with respect to its outstanding Term Loans.
E.Upon executing and delivering a signature page to this First Amendment (or a Lender
Consent with respect to the Consenting Lenders), each of the Replacement Lender, the Consenting Lenders and the Administrative Agent will, by the fact of such execution and delivery, be deemed, upon the
Amendment Effective Date, to have irrevocably agreed to the terms of this First Amendment and the
Amended Credit Agreement on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
SECTION 1.1  Subject to the satisfaction (or waiver by the Replacement Lender and
Consenting Lenders) of the conditions set forth in Section 3.1 hereof, effective as of the Amendment
Effective Date, the Administrative Agent, the Replacement Lender and the Consenting Lenders (which, together with the Replacement Lender, constitute all of the Lenders under the Credit Agreement immediately prior to giving effect to the Amendment Effective Date but after giving effect to the replacement of all Non-Consenting Lenders pursuant to Section 10.08(d) of the Credit Agreement and
Section 5.7 below) agree that the Credit Agreement shall hereby be amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:
““First Amendment” shall mean the First Amendment to Term Loan Credit and Guaranty
Agreement, dated as of the First Amendment Effective Date, among the Borrowers, the Administrative
Agent and the Lenders party thereto.
“First Amendment Effective Date” shall mean February 28, 2025.”
(b)Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Applicable Margin” in its entirety as follows:
““Applicable Margin” shall mean a rate per annum equal to 4.75% (provided that, when used in connection with the Alternate Base Rate, “Applicable Margin” shall mean a rate per annum equal to 3.75%).”
(c)Section 2.21(a) of the Credit Agreement is hereby amended by replacing the text “Closing
Date” in each instance where such text appears in such Section with the following new text “First
Amendment Effective Date”.
(d)Section 2.21(b) of the Credit Agreement is hereby amended by replacing the text “Closing
Date” in each instance where such text appears in such Section with the following new text “First
Amendment Effective Date”.
ARTICLE II
REPRESENTATIONS AND WARRANTIES.
SECTION 2.1  To induce the Administrative Agent, the Replacement Lender and the
Consenting Lenders to enter into this First Amendment, the Borrowers represent and warrant to the
Administrative Agent, the Replacement Lender and such Consenting Lenders that, as of the Amendment
Effective Date, (i) each Borrower has the requisite corporate or limited liability company power and authority to effect the transactions contemplated by this First Amendment and (ii) this First Amendment, when delivered, will be a legal, valid and binding obligation of such Borrower, enforceable against such
Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
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ARTICLE III
CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.
SECTION 3.1  Conditions Precedent. This First Amendment shall become effective on the date
(the “Amendment Effective Date”) on which each of the following conditions has been satisfied (or waived by the Replacement Lender and the Consenting Lenders):
(a)the Administrative Agent shall have received duly executed and delivered counterparts of this First Amendment that, when taken together with the Lender Consents, bear the signatures of the Borrowers, the Replacement Lender and each other Consenting Lender (which, together with the Replacement Lender, shall constitute all of the Lenders under the Credit Agreement immediately prior to giving effect to the Amendment Effective Date but after giving effect to the replacement of all
Non- Consenting Lenders pursuant to Section 10.08(d) of the Credit Agreement and Section 5.7 below)
and the Administrative Agent;
(b)(i) the representations and warranties of the Loan Parties contained in the Credit
Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the
Amendment Effective Date, as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date, in which case as of such specified date); provided that any representation or warranty that is qualified by materiality, “Material
Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date and (ii) at the time of and immediately after giving effect to this First
Amendment on the Amendment Effective Date, no Event of Default shall have occurred and be continuing;
(c)the Administrative Agent shall have received all accrued but unpaid interest on all
Term Loans outstanding immediately prior to the Amendment Effective Date;
(d)the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-
money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent, the Replacement Lender or any Consenting Lender in writing at least ten (10)
Business Days prior to the Amendment Effective Date by the Administrative Agent, the Replacement
Lender or such Consenting Lender; and
(e)the Administrative Agent and any applicable Lead Arrangers (as defined below)
shall have received all fees and, to the extent invoiced at least three (3) Business Days prior to the
Amendment Effective Date, all reasonable and documented out-of-pocket fees and expenses, in each case, that are required to be paid and/or reimbursed by the Borrowers hereunder or under any other Loan
Document or other written agreement with a Borrower relating to this First Amendment.
ARTICLE IV
EFFECT OF AMENDED CREDIT AGREEMENT.
SECTION 4.1  Except as expressly set forth herein or in the Amended Credit Agreement, neither this First Amendment nor the Amended Credit Agreement shall by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the
Administrative Agent under the Credit Agreement, the Amended Credit Agreement or any other Loan
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Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
SECTION 4.2  On the Amendment Effective Date, the provisions of this First Amendment and the Amended Credit Agreement will become effective and binding upon, and enforceable against, the
Borrowers, the Guarantors, the Administrative Agent and each Lender. Upon and after the execution of this
First Amendment by each of the parties hereto, each reference in the Amended Credit Agreement to “this
Agreement”, “hereunder”, herein,” “hereinafter,” “hereto,” “hereof” and words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “the Credit
Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
SECTION 4.3  This First Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and shall be administered and construed pursuant to the terms of the
Amended Credit Agreement.
ARTICLE V
MISCELLANEOUS
SECTION 5.1  Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by electronic (e.g., “.pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,”
and words of like import in this First Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National
Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 5.2  Notices; Governing Law; Waiver of Jury Trial; Severability; Jurisdiction;
Consent to Service of Process. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Sections
10.01, 10.05, 10.09 and 10.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 5.3  Headings. Headings used herein are for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.
SECTION 5.4  Lead Arrangers. The Borrowers have appointed each of Citi (as defined below),
Barclays Bank PLC, Goldman Sachs Lending Partner LLC, Morgan Stanley Senior Funding Inc., BNP
Paribas, Bank of America, N.A., Natixis New York Branch and Credit Agricole CIB to act as a joint lead arranger and joint bookrunner (collectively, the “Lead Arrangers”) with respect to this First Amendment and the transactions contemplated hereby. For the purposes of this Section 5.4, “Citi” shall mean Citigroup
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Global Markets Inc., Citibank, N.A., Citigroup USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate to provide the services contemplated in connection with this First Amendment.
SECTION 5.5  Certain Terms Applicable to the Term Loans. All outstanding Term Loans shall continue to be subject to the same Interest Period (and the same Term SOFR Reference Rate) applicable to the Term Loans immediately prior to the Amendment Effective Date, which Interest Period shall continue in effect until such Interest Period expires, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.07 of the Credit Agreement.
SECTION 5.6  Consent. The Replacement Lender and each of the Consenting Lenders hereby consent to the payments of interest described in Section 3.1(c) and to the assignment of each Non-
Consenting Lender’s Term Loans described in Section 5.2 (including the payment of the outstanding principal amount of such Non-Consenting Lender’s Term Loans, accrued interest thereon, accrued Fees and all other amounts due and payable to it under the Credit Agreement in accordance with Section 10.08(d)
of the Credit Agreement).
SECTION 5.7  Replacement of Non-Consenting Lenders. On the Amendment Effective Date,
immediately prior to the effectiveness of this First Amendment, the Borrowers shall be deemed to have exercised their rights under Section 10.08(d) of the Credit Agreement to cause each Lender that is a Non-
Consenting Lender in respect of this First Amendment to assign its Term Loans to Citi (in such capacity, the “Replacement Lender”), and by its execution of this First Amendment, (i) the Replacement Lender agrees to accept such assignments and approves this First Amendment in its capacity as assignee of any such Term Loans and as a “Lender” hereunder and (ii) the Borrowers and the Administrative Agent hereby agree that neither the Borrowers’ nor the Administrative Agent’s consent shall be required for any assignments of Term Loans to and/or by the Replacement Lender in connection with the primary syndication of Term Loans repriced pursuant to this First Amendment (to the extent the applicable assignee
(or its affiliate) has been identified on a list approved by the Borrowers on or prior to the Amendment
Effective Date) so long as such assignments are consummated on or prior to the date that is 90 days after the Amendment Effective Date (or such later date as agreed by the Borrowers in their sole discretion).
[Signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective officers as of the day and year first above written.
BORROWERS:
JETBLUE LOYALTY, LP
by its general partner, JetBlue Loyalty, Ltd.
By:  /s/ Melinda Maher
Name: Melinda Maher
Title: Director
JETBLUE AIRWAYS CORPORATION
By:  /s/ Melinda Maher
Name: Melinda Maher
Title: Vice President, Treasurer and Infrastructure
[Signature Page to First Amendment]

BARCLAYS BANK PLC,
as Administrative Agent
By:  /s/ David Brace
Name: David Brace
Title: Assistant Vice President
[Signature Page to First Amendment]
CITIBANK, N.A., as the Replacement Lender
By:/s/ Jerome Duval
Name: Jerome Duval
Title: Vice President
[Signature Page to First Amendment]
Schedule I
[form of Lender Consent to be inserted]
Lender Consent to First Amendment
This Lender Consent to the First Amendment to Term Loan Credit and Guaranty Agreement (the
“Amendment”), which amends that certain Term Loan Credit and Guaranty Agreement, dated as of
August 27, 2024 (the “Existing Credit Agreement”, and as amended by the First Amendment, the “Credit
Agreement”), among, inter alios, JetBlue Loyalty, LP and JetBlue Airways Corporation, as Borrowers,
Citibank N.A., as replacement lender, the Lenders party thereto and Barclays Bank Plc, as Administrative
Agent. Capitalized terms used but not defined in this Lender Consent have the meanings assigned to such terms in the Credit Agreement or the Amendment (as applicable).
The undersigned hereby irrevocably and unconditionally agrees to approve the amendments to the
Existing Credit Agreement contained in the Amendment and be bound by its obligations as a Lender as set forth in the Amendment and in the Credit Agreement. You may be allocated Term Loans in an outstanding amount that is less than the aggregate principal amount of your existing Term Loans, and any excess will be assigned to the Replacement Lender on the First Amendment Effective Date.
IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized signatory as of the of , 2025.

(insert name of the legal entity above)
by
Name:
Title:
For any Institution requiring a second signature line:
by
Name:
Title:
Name of Fund Manager (if applicable):